MANAGERS AMG FUNDS

ESSEX SMALL/MICRO CAP GROWTH FUND

Supplement dated October 5, 2012 to the

Summary Prospectus dated October 1, 2012, as supplemented October 2, 2012

The following information supplements and supersedes any information to the contrary relating to Essex Small/Micro Cap Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”) dated October 1, 2012, as supplemented October 2, 2012.

With respect to the legend that appears on the cover of the Summary Prospectus, the last sentence is hereby deleted and replaced with the following:

The current prospectus and statement of additional information, dated October 1, 2012, as supplemented October 2, 2012 and October 5, 2012, are incorporated by reference into this summary prospectus.

As of October 2, 2012, the management team of Essex Investment Management Company, LLC (“Essex”), the subadvisor to the Fund, has acquired 100% of the ownership of Essex from Affiliated Managers Group, Inc. (“AMG”). As a result, AMG and Managers Investment Group LLC (“Managers”), a subsidiary of AMG and the investment manager to the Fund, are no longer affiliated with Essex.

The Board of Trustees of the Trust approved, on behalf of the Fund, the continuation of Essex as the subadvisor to the Fund and approved an interim subadvisory agreement, effective October 2, 2012 (the “Interim Subadvisory Agreement”), until shareholder approval of a new subadvisory agreement (the “New Subadvisory Agreement”). The terms of the Interim Subadvisory Agreement are substantially similar to the provisions of the previous subadvisory agreement and the terms of the New Subadvisory Agreement are also expected to be similar to the provisions of the previous subadvisory agreement.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE